EXHIBIT 99.1

Investor Relations Contact
Nicole Noutsios
NMN Advisors (for Procera Networks)
procera@nmnadvisors.com
1+510-315-1003

Media Contact
Bob Eastwood
Engage PR (for Procera Networks)
beastwood@engagepr.com
1+ 510-748-8200 x215

Procera Networks Announces
Second Quarter 2014 Financial Results

Fremont, CA – August 6, 2014 – Procera Networks, Inc. (NASDAQ: PKT), the global Internet intelligence company, today reported financial results for its second quarter 2014 ended on June 30, 2014.

Second Quarter 2014 Financial & Business Highlights

•	Reports record second quarter revenue of $20.6 million, up 16% year-over-year; bookings of $23.9 million.

•	Bookings reflect our first important wins following our expansion in Africa.

•	Added 12 new service provider customers, including three new Tier 1 service providers.

•	Received expansion orders from 10 current Tier 1 customers.

•	Received a follow-on order for ContentLogic from an existing Tier 1 EMEA Mobile operator customer.

•	Extended performance leadership with the launch of the new 600 Gbps PL20000 with 100 gigabit interfaces.

•	Announced RAN Perspectives, a new Subscriber Experience solution for mobile broadband operators that delivers real-time location and RAN QoE awareness.

Revenue for the second quarter of 2014 was $20.6 million, up 16% from revenue of $17.8 million in the second quarter of 2013. GAAP net loss for the second quarter of 2014 was $1.4 million, or $0.07 per diluted share, compared to GAAP net loss of $3.3 million, or $0.16 per diluted share, for the second quarter of 2013. Non-GAAP net profit for the second quarter of 2014 was $19,000 or $0.00 per diluted share, compared to non-GAAP net loss of $0.3 million, or $0.02 per diluted share, for the second quarter of 2013. Bookings for the second quarter of 2014 were $23.9 million.

A description of the non-GAAP financial measures and reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Use of Non-GAAP Financial Information” below.

“We are pleased with our revenue growth in international markets and our organic innovation,” stated James Brear, President and CEO of Procera Networks.  “Our market is evolving rapidly and we are maniacal in our focus on the broadband subscriber experience and delivering solutions to service providers that enable them to manage and monetize their networks.”

Guidance

Procera is reiterating guidance of annual revenue growth of 15% for 2014. We expect to return to non-GAAP profitability in the second half of 2014.

This guidance is an estimate only and actual performance could differ. Procera’s financial results historically have been volatile, and a number of uncertainties and other factors may cause Procera’s future results, performance or achievements to be materially different from prior results.

Conference Call Information

Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its second quarter 2014 results at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, August 6, 2014. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investor Relations” section of Procera’s website at http://proceranetworks.com/investors. A replay will be available following the call on Procera’s Investor Relations website and for one week at the following numbers: 1-877-870-5176 (domestic), 1-858-384-5517 (international) using ID# 13586709.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2014 revenue growth and product solution investments, a return to non-GAAP profitability in the second half of 2014, long-term growth and the market opportunity, the estimated future value of Procera’s recently awarded business, potential applications for Procera’s products, as well as Procera’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause Procera’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; Procera’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders or awards; its ability to achieve revenue recognition on awarded business; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources than us; its ability to manage costs effectively; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; its ability to continue to integrate Vineyard Networks and realize anticipated benefits from the acquisition; and other risks and uncertainties described more fully in Procera’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2013 and its Form 10-Q filed for the quarter ended March 31, 2014, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov and on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and Procera undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information

In addition to the financial results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting both Procera’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; cost reduction efforts; and acquisition-related intangible asset and deferred compensation amortization and tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers and acquisitions; expenses connected with cost reduction efforts; and acquisition-related intangible asset and deferred compensation amortization, and tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options, restricted stock and restricted stock units granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of Procera's operating performance. Cost reduction efforts occur with shifts in objectives and evolving requirements of the business and can result in fluctuating expenses connected with reducing employment in certain areas.  We have excluded these expenses because they can vary significantly from period-to-period and are not considered a key measure of Procera’s operating performance.  Acquisition-related intangible asset and deferred compensation amortization and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of Procera’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of Procera’s activities. Further, these non-GAAP financial measures may be unique to Procera, as they may be different from non-GAAP financial measures used by other companies, including Procera’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of Procera’s results to the results of other companies. Investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations.”

About Procera Networks Inc.

Procera Networks, Inc. (NASDAQ: PKT) delivers Internet Intelligence solutions to service providers and network equipment manufacturers for analytics and enforcement of broadband traffic worldwide. Procera’s solutions provide actionable intelligence and policy enforcement to ensure a high quality experience for any Internet and network connected devices. For more information, visit www.proceranetworks.com or follow Procera on Twitter at @ProceraNetworks.

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Sales:
Product sales	$15,124	$13,617	$24,628	$24,028
Support sales	5,484	4,222	10,521	7,982
Total sales	20,608	17,839	35,149	32,010
Cost of sales:
Product cost of sales	7,780	6,283	12,871	12,370
Support cost of sales	1,085	831	2,151	1,546
Total cost of sales	8,865	7,114	15,022	13,916

Gross profit	11,743	10,725	20,127	18,094
	57.0%	60.1%	57.3%	56.5%
Operating expenses:
Research and development	3,716	4,186	8,264	8,587
Sales and marketing	7,051	7,349	13,928	13,970
General and administrative	2,442	3,352	5,552	6,989
Total operating expenses	13,209	14,887	27,744	29,546

Loss from operations	(1,466)	(4,162)	(7,617)	(11,452)

Interest and other income (expense), net	83	20	111	(30)

Loss before income taxes	(1,383)	(4,142)	(7,506)	(11,482)
Income tax provision (benefit)	25	(860)	(122)	(1,483)
Net loss	$(1,408)	$(3,282)	$(7,384)	$(9,999)

Net loss per share - basic and diluted	$(0.07)	$(0.16)	$(0.36)	$(0.50)

Shares used in computing net loss per share:
Basic and diluted	20,356	19,997	20,342	19,971

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2014	2013
ASSETS
Current Assets:
Cash and cash equivalents	$25,278	$90,774
Short-term investments	81,859	15,789
Accounts receivable, net of allowance	18,311	25,008
Inventories, net	16,543	18,836
Prepaid expenses and other	2,696	2,128
Total current assets	144,687	152,535

Property and equipment, net	7,604	7,121
Intangible assets, net	5,471	6,270
Goodwill	12,286	12,326
Deferred tax asset	1,429	1,101
Other non-current assets	114	83
Total assets	$171,591	$179,436

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,233	$7,305
Deferred revenue	11,957	11,633
Accrued liabilities	6,379	6,721
Total current liabilities	22,569	25,659

Non-current liabilities:
Deferred revenue	3,605	3,273
Deferred tax liability	1,623	1,690
Deferred rent	127	143
Total liabilities	27,924	30,765

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	21
Additional paid-in capital	222,285	219,763
Accumulated other comprehensive loss	(2,039)	(1,897)
Accumulated deficit	(76,600)	(69,216)
Total stockholders' equity	143,667	148,671

Total liabilities and stockholders' equity	$171,591	$179,436

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 2014	March 2014	June 2013	June 2014	June 2013
Sales:
Product sales	$15,124	$9,504	$13,617	$24,628	$24,028
Support sales	5,484	5,037	4,222	10,521	7,982
Total sales	20,608	14,541	17,839	35,149	32,010
Cost of sales:
Product cost of sales, GAAP	7,780	5,091	6,283	12,871	12,370
Non-GAAP adjustments:
Stock-based compensation (1)	(7)	(15)	(20)	(22)	(39)
Amortization of intangibles (2)	(267)	(262)	(284)	(529)	(544)
Cost reduction efforts (3)	-	(237)	-	(237)	-
Product cost of sales, non-GAAP	7,506	4,577	5,979	12,083	11,787
Support cost of sales, GAAP	1,085	1,066	831	2,151	1,546
Non-GAAP adjustments:
Stock-based compensation (1)	(86)	(82)	(48)	(168)	(141)
Support cost of sales, non-GAAP	999	984	783	1,983	1,405
Total cost of sales, non-GAAP	8,505	5,561	6,762	14,066	13,192
Gross profit, non-GAAP	12,103	8,980	11,077	21,083	18,818
	58.7%	61.8%	62.1%	60.0%	58.8%
Operating expenses:
Research and development	3,716	4,548	4,186	8,264	8,587
Non-GAAP adjustments:
Stock-based compensation (1)	(296)	(388)	(216)	(684)	(716)
Cost reduction efforts (3)	-	(206)	-	(206)	-
Deferred compensation (4)	-	(65)	(752)	(65)	(1,440)
Research and development, non-GAAP	3,420	3,889	3,218	7,309	6,431

Sales and marketing	7,051	6,877	7,349	13,928	13,970
Non-GAAP adjustments:
Stock-based compensation (1)	(398)	(408)	(376)	(806)	(963)
Amortization of intangibles (2)	(115)	(113)	(124)	(228)	(236)
Cost reduction efforts (3)	(114)	(74)	-	(188)	-
Deferred compensation (4)	-	-	(716)	-	(1,370)
Sales and marketing, non-GAAP	6,424	6,282	6,133	12,706	11,401

General and administrative	2,442	3,110	3,352	5,552	6,989
Non-GAAP adjustments:
Stock-based compensation (1)	(351)	(420)	(487)	(771)	(886)
Cost reduction efforts (3)	-	(27)	-	(27)	-
Business development expenses (5)	-	-	(614)	-	(1,616)
General and administrative, non-GAAP	2,091	2,663	2,251	4,754	4,487
Total operating expenses, non-GAAP	11,935	12,834	11,602	24,769	22,319

Income (loss) from operations, non-GAAP	168	(3,854)	(525)	(3,686)	(3,501)

Interest and other income (expense), net	83	28	20	111	(30)

Income (loss) before income taxes, non-GAAP	251	(3,826)	(505)	(3,575)	(3,531)

Income tax provision (benefit)	25	(147)	(860)	(122)	(1,483)
Non-GAAP adjustments (6)	207	179	688	386	1,414
Income tax provision (benefit), non-GAAP	232	32	(172)	264	(69)
Net income (loss), non-GAAP	$19	$(3,858)	$(333)	$(3,839)	$(3,462)

Net income (loss) per share - diluted, non-GAAP	$0.00	$(0.19)	$(0.02)	$(0.19)	$(0.17)

Shares used in computing diluted net income (loss) per share	20,356	20,329	19,997	20,342	19,971

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(1,408)	$(5,976)	$(3,282)	$(7,384)	$(9,999)
Non-GAAP adjustments:
Stock-based compensation (1)	1,138	1,313	1,147	2,451	2,745
Amortization of intangibles (2)	382	375	408	757	780
Cost reduction efforts (3)	114	544	-	658	-
Deferred compensation (4)	-	65	1,468	65	2,810
Business development expenses (5)	-	-	614	-	1,616
Income tax adjustment (6)	(207)	(179)	(688)	(386)	(1,414)
As Adjusted	$19	$(3,858)	$(333)	$(3,839)	$(3,462)

Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.07)	$(0.29)	$(0.16)	$(0.36)	$(0.50)
Non-GAAP adjustments:
Stock-based compensation (1)	0.05	0.06	0.05	0.12	0.14
Amortization of intangibles (2)	0.02	0.02	0.02	0.04	0.04
Cost reduction efforts (3)	0.01	0.03	-	0.03	-
Deferred compensation (4)	-	0.00	0.07	0.00	0.14
Business development expenses (5)	-	-	0.03	-	0.08
Income tax adjustment (6)	(0.01)	(0.01)	(0.03)	(0.02)	(0.07)
As Adjusted	$0.00	$(0.19)	$(0.02)	$(0.19)	$(0.17)

Shares used in computing diluted net income (loss) per share	20,356	20,329	19,997	20,342	19,971

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC 718.
(2)	Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)	Severance and other employee-related costs in connection with the Company’s cost-reduction efforts.
(4)	Deferred compensation includes amortization of amounts paid under retention agreements with Vineyard's three founders; these were paid during Q1 2014, after one year of continuous employment with the Company.
(5)	Business development expenses include the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.
(6)	Income tax benefit associated with the following Vineyard acquisition related items: reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition and amortization of acquired intangible assets and book/tax differences on deferred revenue.